Supplement to the current prospectus

Effective May 1, 2006, the sections entitled "Letter of Intent (LOI)," "Rights of Accumulation (ROA)," and "Linking Accounts for LOI and ROA" under the heading "Class A Sales Charge Waivers or Reductions" or "Class A/529A Sales Charge Waivers or Reductions" [for funds that offer class 529A shares] is restated as follows:

Letter of Intent (LOI). You may pay a reduced or no (for purchases of $1 million or more) initial sales charge on purchases of class A or class 529A shares if you commit to invest a specific dollar amount, based on the gross amount of your investments (including the amount of any sales charge paid), including investments through any linked accounts (as discussed below) in any class of any MFS fund (and the MFS Fixed Fund, a bank collective investment trust) within a 13-month period (36 months for a $1 million commitment). For each purchase you make under the LOI, you will pay the initial sales charge rate applicable to the total amount you have committed to purchase. If you do not purchase the committed amount within the relevant time period, your account will be adjusted by redemption of the amount of shares needed to satisfy the higher initial sales charge level for the amount actually purchased.

Only purchases made at the same time as or after the LOI may be included under your LOI commitment amount. However, for an LOI executed prior to May 1, 2006, you may request that purchases made during the 90 days prior to your execution of the LOI be included under your LOI commitment amount. You or your financial intermediary must inform the fund or its agent that the LOI is in effect each time shares of a fund are purchased.

Right of Accumulation (ROA). You may pay a reduced or no initial sales charge on purchases of class A or 529A shares by aggregating the total dollar amount of your investment with the value of your existing investments or any linked accounts (as discussed below) in any class of any MFS fund (and the MFS Fixed
Fund) based on current maximum public offering price of your investments. For example, you will pay a sales charge on your current purchase at the rate applicable

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to the total value of all eligible  accounts based on the sales charge  schedule above.

     Linking Accounts for LOI and ROA. For purposes of obtaining reduced sales charges under the LOI and ROA as described above, you may combine the value of your current purchase of shares of an MFS fund (or MFS Fixed Fund) with the value of existing accounts held with the MFS funds by you, your spouse (or legal equivalent under applicable state law), and your children under the age of 21.

     Eligible accounts that you may link under a LOI and ROA may include:

     o    Individual accounts;

     o    Joint accounts;

     o Trust accounts of which you, your spouse or child under the age of 21 is the grantor;

     o    MFS 529 College Savings Plan accounts;

     o    Certain single participant retirement plan accounts;

     o    Certain Individual Retirement Accounts;

     o    UGMA/UTMA Accounts; and

     o Accounts held in the name of your financial intermediary on your behalf except accounts investing in W shares of certain MFS funds.

     In order to link such accounts under a LOI or ROA, the broker-dealer at the time of your current purchase must be the broker-dealer for any additional accounts to be linked. MFS fund shares held as follows cannot be combined with your current purchase for purposes of a LOI or ROA:

     o Shares held indirectly through financial intermediaries other than the broker-dealer for your current purchase (for example, shares held in a different broker-dealer's brokerage account or with a bank, an insurance company separate account or an investment adviser); or

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     o    Shares held directly in a MFS fund account on which the  broker-dealer is different than the broker-dealer for your current purchase.

     It is your responsibility to inform the broker-dealer for your current purchase of any accounts held with the MFS funds that you believe are eligible to be linked under a LOI or a ROA. If you have not designated a broker-dealer, you should inform MFSC directly of any accounts held with the MFS funds that you believe are eligible to be linked under a LOI or a ROA. You should provide your financial intermediary (including MFSC if you have not designated a broker-dealer) with certain supporting information at the time of purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of a LOI or ROA. Such information may include shareholder identification numbers or applicable account numbers or account statements. You should request that your financial intermediary provide this information to the funds or their agents when placing your purchase order.

          Special Note for LOI or ROA eligible accounts linked prior to May 1, 2006. Any LOI or ROA eligible accounts linked prior to May 1, 2006 will remain linked to the extent the broker-dealer information for such accounts is not modified. In the event you change the broker-dealer for any such account, your accounts will no longer be eligible to be linked under a LOI or ROA. In addition, you will not be able to link additional accounts to the extent they do not meet the criteria discussed above.

     Effective May 1, 2006, the sections entitled "Class A Sales Charge Waivers or Reductions - Reinstatement Privilege" or "Class A/529A Sales Charge Waivers or Reductions - Reinstatement Privilege" [for funds that offer class 529A shares] and "Class B and Class C Sales Charge Waivers or Reductions - Reinstatement Privilege" or "Class B/529B and Class C/529C Sales Charge Waivers or Reductions - Reinstatement Privilege" [for funds that offer class 529B and 529C shares] is restated as follows:

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     Reinstatement  Privilege.  Effective for shares redeemed on or after May 1,
     2006, the reinstatement privilege is eliminated.

     The section entitled "Other Information - Pricing of Fund Shares" is replaced in its entirety by the following:

     The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). Net asset value per share is computed by dividing the net assets allocated to each share class by the number of fund shares outstanding for that class. On holidays or other days (such as Good Friday) when the New York Stock Exchange is closed, net asset value is not calculated, and the fund does not transact purchase, exchange or redemption orders.

     You will receive the net asset value next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (i.e., has all required information in the appropriate form) and:

          o MFSC receives your order by the valuation time, if placed directly by you (not through a financial intermediary such as a broker or bank); or

          o your financial intermediary receives your order by the valuation time and transmits your order to MFSC.

     To determine net asset value, the fund's investments for which reliable market quotations are readily available are valued at market value. Certain short term debt instruments are valued at amortized cost.

     The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good

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     faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees.

     Under the fund's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. These valuations can be based on both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

     In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of the fund's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund's net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund's foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund's net asset value may differ from quoted or published prices for the same investments.

                  The date of this Supplement is May 1, 2006.